Fair Value of Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2020
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Risk Management	Fair Value of Financial Instruments and Risk Management
Fair value measurements. The fair value of an asset or liability is the price that would be received to sell an asset or transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company utilizes a fair value hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value and defines three levels of inputs that may be used to measure fair value. Level 1 inputs are quoted prices in active markets for identical assets or liabilities. Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, or inputs derived from observable market data. Level 3 inputs are unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities.

The carrying amount of cash and equivalents, accounts receivable and accounts payable, as reflected in the consolidated balance sheets, approximates fair value due to the short-term maturities of these financial instruments. The carrying values and estimated fair values of our financial instruments that are not required to be recorded at fair value in our consolidated balance sheets are provided in the following table.

		December 31, 2020		December 31, 2019
Dollars in millions		Carrying Value	Fair Value	Carrying Value	Fair Value
Liabilities (including current maturities):
Term Loan A	Level 2	$285	$285	$176	$176
Term Loan B	Level 2	516	517	756	764
Convertible Notes	Level 2	350	480	350	466
Senior Notes	Level 2	250	262	—	—
Senior Credit Facility	Level 2	260	260	—	—
Nonrecourse project debt	Level 2	7	7	18	18

See Note 12 "Debt and Other Credit Facilities" for further discussion of our term loans, convertibles notes, and nonrecourse project debt.

The following disclosures for foreign currency risk and interest rate risk includes the fair value hierarchy levels for our assets and liabilities that are measured at fair value on a recurring basis.

Foreign currency risk. We conduct business globally in numerous currencies and are therefore exposed to foreign currency fluctuations. We may use derivative instruments to reduce the volatility of earnings and cash flows associated with changes in foreign currency exchange rates. We do not use derivative instruments for speculative trading purposes. We generally utilize foreign exchange forwards and currency option contracts to hedge exposures associated with forecasted future cash flows and to hedge exposures present on our balance sheet.

As of December 31, 2020, the gross notional value of our foreign currency exchange forwards and option contracts used to hedge balance sheet exposures was $85 million, all of which had durations of 15 days or less. We also had approximately $4 million (gross notional value) of cash flow hedges which had durations of 7 months or less. The cash flow hedges are primarily related to the British Pound.

The fair value of our balance sheet and cash flow hedges included in "Other current assets" and "Other current liabilities" on our consolidated balance sheets was immaterial at December 31, 2020, and 2019, respectively. The fair values of these derivatives are considered Level 2 under ASC 820, Fair Value Measurement, as they are based on quoted prices directly observable in active markets.

The following table summarizes the recognized changes in fair value of our balance sheet hedges offset by remeasurement of balance sheet positions. These amounts are recognized in our consolidated statements of operations for the periods presented. The net of our changes in fair value of hedges and the remeasurement of our assets and liabilities is included in "Other non-operating income (loss)" on our consolidated statements of operations.

	Years ended December 31,
Gains (losses) dollars in millions	2020	2019
Balance Sheet Hedges - Fair Value	$(5)	$1
Balance Sheet Position - Remeasurement	9	3
Net	$4	$4

Interest rate risk. We use interest rate swaps to reduce interest rate risk and to manage net interest expense by converting our LIBOR based loans into fixed-rate loans. In October 2018, we entered into interest rate swap agreements with a notional value of $500 million, which are effective beginning October 2018 and mature in September 2022. Under the October 2018 swap agreements, we receive one-month LIBOR and pays monthly a fixed rate of 3.055% for the term of the swaps. In March 2020, we entered into additional swap agreements with a notional value of $400 million, which are effective beginning October 2022 and mature in January 2027. Under the March 2020 swap agreements, we will receive a one-month LIBOR and pay a monthly fixed rate of 0.965% for the term of the swaps.  Our interest rate swaps are reported at fair value using Level 2 inputs. The fair value of the interest rate swaps at December 31, 2020 was $33 million, of which $15 million is included in "Other current liabilities" and $18 million is included "Other liabilities." The unrealized net losses on these interest rate swaps was $33 million and included in "AOCL" as of December 31, 2020. The fair value of the interest rate swaps at December 31, 2019 was $21 million, of which $8 million is included in "Other current liabilities" and $13 million is included in "Other liabilities". The unrealized net losses on these interest rate swaps was $21 million and included in "AOCL" as of December 31, 2019.

Credit Losses. We are exposed to credit losses primarily related to our professional services, project delivery, and technologies offered in our STS business segment. We do not consider our GS business segment to be at risk for credit losses because substantially all services within this segment are provided to agencies of the U.S., U.K. and Australian governments. We determined our allowance for credit losses by using a loss-rate methodology, in which we assessed our historical write-off of receivables against our total receivables and contract asset balances over several years. From this historical loss-rate approach, we also considered the current and forecasted economic conditions expected to be in place over the life of our receivables and contract assets.

We monitor our ongoing credit exposure through an active review of our customers’ receivables balance against contract terms and due dates. Our activities include timely performance of our accounts receivable reconciliations, assessment of our aging of receivables, dispute resolution and payment confirmation. We also monitor any change in our historical write-off of receivables utilized in our loss-rate methodology and assess for any forecasted change in market conditions to adjust our credit reserve.

At December 31, 2020, our STS business segment that is subject to credit risk reported approximately $409 million of financial assets consisting primarily of accounts receivable and contract assets, net of allowances of $13 million. Although there continues to be an economic disruption resulting from the impact of COVID-19 and the decline in energy markets in 2020, changes in our credit loss reserve were not material for the year ended December 31, 2020. Based on an aging analysis at December 31, 2020, 82% of our accounts receivable related to these segments were outstanding for less than 90 days.
Sales of Receivables. From time to time, we sell certain receivables to unrelated third-party financial institutions under various accounts receivable monetization programs. The receivables sold under the agreements do not allow for recourse if such receivables are not collected by the third-party financial institutions. The Company accounts for these receivable transfers as a sale under ASC Topic 860, Transfers and Servicing, as the receivables have been legally isolated from the Company, the financial institution has the right to pledge or exchange the assets received and we do not maintain effective control over the transferred accounts receivable. Our only continuing involvement with the transferred financial assets is as the collection and servicing agent. As a result, the accounts receivable balance on the consolidated balance sheets is presented net of the transferred amount. The Company has derecognized $779 million of accounts receivables from the balance sheet under these agreements as of December 31, 2020. The fair value of the sold receivables approximated their book value due to their short-term nature. The fees incurred are presented in “Other non-operating (loss) income” on the consolidated statements of operations.
Activity for third-party financial institutions consisted of the following:

Year Ended
Dollars in millions	December 31, 2020
Sale of receivables	$779
Settlement of receivables	(647)
Cash collection, not yet remitted	(20)
Outstanding balances sold to financial institutions	$112
On September 21, 2020, the Company entered into a Master Accounts Receivable Purchase Agreement (the “RPA”) with MUFG Bank, Ltd. (“MUFG”), which provides for the sale to MUFG of certain of our designated eligible receivables, with a significant portion of such receivables being owed by the U.S. government. The receivables sold under the RPA are without recourse for any credit risk or financial inability to pay any of the customers. The RPA has an initial term of one year, which will automatically renew annually unless terminated by either party. During the year ended December 31, 2020, the Company sold certain receivables totaling $723 million under the RPA.